SMA Relationship Trust

Prospectus Supplement | January 10, 2022

Includes:

•  Series M

Dear Investor,

The purpose of this supplement is to update the information in the Prospectus dated April 30, 2021, for Series M, a series of SMA Relationship Trust, as follows:

On page 10 of the Prospectus, the returns for the Fund's secondary benchmark, the Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index, for the 1 year, 5 years and 10 years periods that appear in the "Average annual total returns" table are replaced with the following:
Bloomberg Municipal Managed Money Intermediate (1-17) Index	5.70%	3.69%	4.17%

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1138